U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

                       Date of Report November 12, 2001


                           CVD EQUIPMENT CORPORATION
              (Exact name of registrant as specified in charter)

                        Commission File No. 2097210-NY


                New York                       11-2621692
         (State of Incorporation)    (IRS Employer Identification No.)


               1881 Lakeland Avenue, Ronkonkoma, New York 11779
                   (Address of principal executive offices)

                                 631-981-7081
                        (Registrant's telephone number)




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                             CONTRACT TO PURCHASE
                                       A
                          50,000 SQUARE FOOT BUILDING


  On November 6, 2001 CVD Equipment Corporation (CVD) entered into a contract to purchase a facility owned by Arrow Electronics Inc. that is located at
  1860 Smithtown Avenue, Ronkonkoma, New York 11779.   CVD's Long Island
  facility currently operates in a 20,000 square foot building in Ronkonkoma. The current operations will be relocated into the 50,000 square foot building after the purchase is finalized. Some of the significant items in the purchase contract are:

     o Leasing 20,000 square feet of the facility until contract closing which is expected to take place in March, 2002.
     o Purchase of the 50,000 square foot facility, situated on approximately 4 acres of land for the sum of $2,125,000.
     o Purchase is subject to CVD obtaining a mortgage to finance 90% of the purchase price.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 12th day of November, 2001.

                                  CVD EQUIPMENT CORPORATION
                                  By     /s/ Leonard A. Rosenbaum
                                          Leonard A. Rosenbaum
                                          President
                                          Chief Executive Officer